PSEG Public Service Enterprise Group Presentation to the Financial Community New York, New York March 7, 2011 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When
used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry law, policies and regulation, including market  structures, and a potential shift away from competitive markets towards subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission going forward, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
•
Delays in receipt of necessary permits and approvals for our construction and development activities.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
•
Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and
Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to
Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Agenda
Presentation Presenter
Welcome/Introduction
Kathleen Lally
PSEG – Defining the Future
Ralph Izzo
PSE&G – Review and Outlook
Ralph LaRossa
PSEG Energy Holdings – Review and Outlook
Randall Mehrberg
BREAK
PSEG Power – Review and Outlook
Dan Cregg
Power ER&T – Market Overview
Joe Hopf
PSEG Financial Review and Outlook
Caroline Dorsa
Summary
Ralph Izzo

PSEG – Defining the Future Ralph Izzo Chairman, President and Chief Executive Officer

PSEG
Advantage:
value to customers and investors…
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $4.5 billion
investment program
through 2013
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
Regional Wholesale Energy
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities
Renewable Investments
…with a track record for safeguarding shareholder interests.
Right platform to deliver

Earnings growth achieved…
…
through increased investment, higher output and lower costs.
* See page 120 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.91
$3.09
$3.12
2008 Operating Earnings* 2009 Operating Earnings* 2010 Operating Earnings*

PSEG 2011 outlook influenced by lower
market prices…
* See page 120 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.75E
$2.50E
… offset by continuous improvement in operations, utility growth, and generating asset optionality.

Markets are responding to change in
underlying fundamentals
Gas/Power
Prices
Pre-2008 Now
Influenced by availability
of credit and consumer
demand
Influenced by increased
availability of gas
supply from low-cost
shale deposits
Economic
Growth
Environmental
/Carbon
Policy
Supply
Influenced by expectations
of increased demand/
tight supply
Government moves to
control carbon and other
pollutants
Influenced by economic
growth and focus on
renewables
Tight credit conditions after
2008 financial crisis leading
to less growth
Decline in economic growth,
reduction in emissions,
and increased supply of
low-cost gas
Oversupply due to economic
slowdown

Market conditions continue to evolve
Gas/Power
Prices
Now Beyond 2011
Tight credit conditions
after 2008 financial crisis
leading to less growth
Price of gas range bound
over the near-term; long-term
to be influenced by cost
of production
Economic
Growth
Environmental
/Carbon
Policy
Supply
Influenced by increased
availability of gas supply
from low-cost shale deposits
Decline in economic
growth, reduction in
emissions, and increased
supply of low-cost gas
Oversupply due to
economic slowdown
Recovery in corporate
and consumer credit
support economic growth
Need to maintain economic
competitiveness while
complying with court mandated
reductions in pollutants
Availability of natural gas
and increasingly stringent
environmental requirements
could restrict coal generation;
State intrusion into market

PSEG Capital Spending 2011-2013
PSEG Capital
Spending Program
of $6.7 billion
over the next
3 years is weighted
toward growth
investments,
primarily at the
utility
PSEG
2011-2013
Capital Spending $6.7 billion
Core
30%
Growth
70%

PSEG - An active participant in
market discussions
•Contractual support for
up to 2,000 MW of new
generation to stimulate
jobs and economic
growth, and suppress
wholesale power prices
•PSEG Power, as part of
P3, has filed a complaint
at FERC to require that
all new generators bid
into the market at cost
•PSEG has filed suit at
Federal District Court
asking that LCAPP be
ruled unconstitutional
PSEG Response NJ Position
Long Term Capacity Agreement Pilot Program (LCAPP)

Source: MJ Bradley
There are numerous upcoming EPA
environmental regulations…
2010 2011 2012 2013 2014 2015 2016 2017 2018
Haz. Air
Pollutants
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
By-Products
316(b)
Compliance with Federal GHG Reporting Rule
Compliance with PSD GHG BACT
Compliance with Toxics Rule Pre-Compliance  Period
Develop
Toxics Rule
Develop
Transport
Rule
SIP provisions developed in response to revised NAAQS
Develop
Revised O3
NAAQS
Pre-Compliance Period
Compliance with
Federal CCB
Regulations
Dev. Coal Comb.
By-Products Rule
Pre-Compliance Period
Develop 316(b)
Regulations
Develop O3
Transport Rule
Estimated Compliance w/TR II
Phase-In of Compliance
Compliance w/GHG NSPS
Pre-Compliance Period
Develop GHG
NSPS
… and Power is well positioned to succeed under numerous outcomes.
Today
Phase I Compliance
Phase II Compliance

PSEG Advantage:  Asset mix, strong
operations…
Reliability One Award
winner for Mid-Atlantic
Region – 9 year in a row
Regulatory agreements
and cost control provide
opportunity for improved
returns
Investment program
focused on providing
customer with clean,
reliable, economic energy
PSEG Power PSE&G
…with balance sheet to support growth.
Strong platform open to
improvement in the
market
Low-cost generating fleet
operating at historically
high levels
Fuel flexibility supports
margins
Hedging strategy
mitigates near-term risk
Major environmental
compliance capital
program completed
Reducing risk
Building a platform for
renewables and investing
through PPA-supported
projects
International lease
investments terminated
Holdings recourse debt
paid down
PSEG Energy Holdings
th

Constructive working relationship with NJ
vital to meeting customer, employee, and
shareholder interests
April 2010 – Susquehanna-Roseland transmission project siting approved by
NJBPU.
June/July 2010 – Electric and Gas rate settlements approved
Market transition charge refund provided to customers
over 2-year period
December 2010 – Morris Energy dispute settled
Settlement resolved a dispute over discounted gas rates and the application of the Societal Benefits Clause.
April 2011 – PSE&G expects BPU decision on request to spend $400 million on
Capital Infrastructure Program and Energy Efficiency supporting NJ economic recovery

PSEG Dividend – A 104-year commitment
to returning cash to shareholders
PSEG Annual Common Dividend Per Share 2001-2011E
$1.08 $1.08 $1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.00
$1.25
$1.50

PSEG received a perfect score of 100 on the Corporate Equality Index and
Best Places to Work 2010 Survey conducted by the Human Rights Campaign.
The Edison Award. Presented annually by EEI
and recognizes U.S. and international electric
utilities for their innovation and role in advancing
the industry.
Our focus on customers,
community and employees…
PSE&G named America’s Most Reliable
Utility 4 of past 6 years
Mid-Atlantic Region winner for the 9 straight year
Carbon Performance Leadership Index (CPLI)
2010. Named Maplecroft Climate Innovation Index (CII) utility sector Leader.
First year in World Index, third year in the North
American Index. Awarded Sustainability Leader Bronze Class.  PSEG is one of only five U.S. electric companies included.
… has been widely recognized.
th

PSE&G – Review and Outlook Ralph LaRossa President and Chief Operating Officer, PSE&G

PSE&G
is positioned for growth…
…through investments in infrastructure, renewables and energy efficiency.
Leader in reliability; focused
on maintaining position by
improving customer
responsiveness and
efficiency
Economically meeting
mandates for reliability,
service quality and access to
renewables
Largest provider of electric
and gas distribution services
and transmission in NJ
Focused on regulatory
mechanisms that provide
reasonable and current
recovery of and return on
capital

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Energy Efficiency Annualized Savings (75% Electric/25% Gas Equivalent)
Electric Gas
Customers
Growth (2005 – 2010)
2.2 Million
4.0%
1.8 Million
4.0%
Electric Sales and Gas Sold and Transported 43,645 GWh 3,465 M Therms
Historical Annual Load Growth Distribution (0.5%)* (1.0%)*
Historical Annual Peak Load Growth Transmission (0.1%)
Projected Annual Load Growth 1.3%** 0.8%**
Projected Annual Load Growth Transmission 1.4%
Sales Mix
Residential 33% 61%
Commercial 57% 36%
Industrial 10% 3%
Transmission
Electric Gas
Approved Rate of Return 11.68% ROE 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
2009-2010
Total Program
Plan
Solar Loan 19 MW 81 MW
Solar 4 All 28 MW 80 MW
Energy Efficiency Initiative (lifetime equivalent)*** 389 GWh 604 GWh
(2006 - 2010)
(2006 – 2010)
(2011 – 2013)
(2011 – 2013)

PSE&G is a nationally-recognized leader in
delivering safe and reliable service
Nine consecutive
ReliabilityOne™
Awards for the Mid-Atlantic
PSE&G nationally ranked third place in Solar Electric Power Association’s (SEPA)
Top Ten Utility Solar Integration Rankings
PSE&G ranked third on the American Customer Satisfaction Index which measures residential customer satisfaction
PSE&G ranked second nationally for “Being a Company You Can Trust” and sixth for
“Being Well-Managed” by Market Strategies International
CS Week’s Best CIS Implementation at a Large Company
iPower Project Wins SAP’s 2010 Best-Run Utilities Award – Innovation
Reliability Performance Metrics compared
to Peer Panel have been Top Quartile since:
System Average Interruption Frequency Index* 2000
Momentary Average Interruption Frequency Index*
2004
Gas Leak Reports per Mile 2003
Leak Response Rate
2000
Damages per Locate 1,000 Requests 2006
Customer Average Interruption Duration Index 2004
* SAIFI and MAIFI excluding major storms.

…which creates superior value to customers.
PSE&G provides the highest reliability at
below average cost...
$0.00
$2.50
$5.00
$7.50
$10.00
0 50 100 150 200 250
System Average Interuption Duration Index
Median
PSE&G
*PSE&G versus peer utility companies.
SAIDI VS. O&M per MWh *

PSE&G continues to invest in reliability and
green programs...
Based on Residential electric rates effective September 2010 (summer month)
…while managing electric rates below the regional average.
Electricity
(500kWh/month bill)
BGS
Delivery**
Clauses
and Other*
18.4
BGS***
Delivery**
20.5
19.2
Clauses
and Other*
*  Other includes impact in Solar 4 All, Solar Loan I  &  II, Energy Efficiency Economic, Carbon Abatement and Demand Response
**   Includes NJ Capital Infrastructure Program Stimulus impact
*** 2013 BGS assumes same generation rate but includes estimated net Transmission impact

PSE&G provides top-quartile reliability in
Gas Distribution
Gas Integrity Management Plans
Transmission: Proving the integrity of the pipeline through documentation of original construction details and inspection
PSE&G maintains a very detailed set of records for all transmission facilities and their attributes
Monitor construction activities onsite
Patrol facilities every 2 weeks to look for signs of excavating or dumping and perform leak surveys bi-annually
Perform integrity assessments on a 7-year cycle
PSE&G is in full compliance with all Federal and State
safety programs.
Distribution: Monitoring the condition of the pipeline
Leak survey all mains annually and all services every 3 years
Perform corrosion control monitoring on all protected steel annually
Perform inspections and maintenance on inside plant and outside plant annually
Aggressive damage prevention and leak management programs
PSE&G’s Gas system consists of 61 miles of transmission pipeline, 17,600 miles of distribution main and 17,000 miles of distribution service

25 …while maintaining value to customers. PSE&G prioritizes public safety… * PSE&G versus peer utility companies.

PSE&G continues to invest in reliability...
Based on Residential gas rates effective December 2010 (winter month)
…while managing gas rates below the regional average.
Gas
(100 therm/month bill)
*  Other includes impact in Energy Efficiency Economic and Carbon Abatement
**   Includes NJ Capital Infrastructure Program Stimulus impact
*** Assume BGSS rate constant

27 …while cost management initiatives have streamlined the organization. PSE&G O&M* * Excludes Regulatory Clauses PSE&G’s O&M growth has been driven by higher pension expense… 2008 – 2010 CAGR: 2.0%

Oyster
Creek
New Jersey’s energy future requires
continued investment to ensure reliability…
Susquehanna-Roseland
Bergen O66
Bergen U2-100
… while adapting to changes in resources.
Transmission Capacity Growth
Transmission Capacity Reductions
Susquehanna-Roseland ~1,500 MW
Northeast Grid (formerly BRH alternative) ~200 MW
Bergen O66 - Bergen to ConEd's West 49th Street
~(670 MW*)
Bergen U2-100 - Bergen to New York ~(800 MW**)
Other Impacts to NJ
Long-term Capacity Agreement Pilot Program (LCAPP)
~2,000MW
Exelon has entered into an agreement with the state of New
Jersey to close Oyster Creek in 2019 ~(700MW)
2010-2020 Demand growth of ~1% based on 2011 PJM
Load Forecast report ~1,125MW
*   Project has firm contract for 320MW
** Project in queue – no firm contracts
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2011 Load Forecast Report
Arrows are general indicators and not intended to represent actual route
Impact is net reduction of ~400MW by 2020

Transmission investment recovery is supported by
formula rate treatment…
($ Millions) Phase In-Service
Spending Up
To
Susquehanna-Roseland
Engineering / Licensing
2014 East
2015 West
$750
Northeast Grid (formerly BRH Alternative)
Preliminary Design 2015 $700
Burlington – Camden 230kV Conversion
Engineering / Licensing 2014 $381
West Orange 230kV Conversion
Engineering / Licensing 2014 $336
Approved RTEP projects thru 2013
Various Various $440
69 kV Reliability projects thru 2013
Various Various $215
Transmission Life Cycle
Various Various $350
… and CWIP in rate base* for certain projects.
* CWIP in Rate Base and 1.25% ROE incentive treatment approved for the Susquehanna-Roseland project and seeking recovery of CWIP in Rate Base and abandonment for other major projects
Future Transmission project spending will be influenced by PJM evaluation, potentially adding additional projects over 2011 – 2015 and revising required in-service dates.
Transmission Projects
Future Projects

FERC’s Transmission formula rate order grants
PSE&G an 11.68% ROE and a fully-forecasted
cost of service
Transmission represents approximately 60% of planned investment over the
2011-2013 plan and is expected to comprise ~31% of PSE&G rate base by 2013
Supportive regulatory treatment with contemporaneous recovery is key to align earnings growth with investment
Transmission Investment by Major Category
* Susquehanna-Roseland approved for 12.93% ROE.
Execution of the Transmission plan is critical to achieving PSE&G’s future growth.

31 Our 2011 – 2013 capital plan calls for investing $4.5 billion… …with contemporaneous recovery mechanisms approved for ~$2.1 billion. PSE&G Capital Expenditures

32 PSE&G’s investment program provides opportunity for ~9% annualized growth in rate base PSE&G Projected Rate Base* *Starting from 2009 Rate Base of $7.3 billion

2010: Success in meeting State’s energy
and economic development goals…
…with reasonable contemporaneous returns.
($ Millions)
Approval
Date
Total
Amount
Spending
Thru 2010
2011-2013
Spending
Solar Loan I & II
April 2008/
November 2009
$248 $70 $174
Carbon Abatement December 2008 46 20 25
NJ Capital Infrastructure Stimulus April 2009 694 588 106
Solar 4 All * July 2009 465 203 260
Energy Efficiency Economic Stimulus ** July 2009 166 101 65
Demand Response July 2009 65 5 41
Total $1,684 $987 $671
* Filing amount based on installation of 80MW, total forecasted spend is lower due to a lower cost per watt to install
** Energy Efficiency Economic Stimulus totals exclude $24M of administrative costs

In addition, PSE&G is pursuing incremental
growth opportunities…
($ Millions)
Filing Date
Requested
Amount
Duration
Gas Distribution Capital Infrastructure Program II November 23, 2010 $78 2011-2012
Energy Efficiency Economic Stimulus Program January 24, 2011 95 2011-2014
Electric Distribution Capital Infrastructure Program II February 18, 2011 229 2011-2013
Total $402
… to support reliability, New Jersey’s EMP goals, and economic recovery.

PSE&G is advantaged…
…as we focus on meeting the needs of our customers and shareholders.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Investment
Creating renewable and energy efficiency solutions
Focused on regulatory mechanisms that provide
reasonable and current recovery of and return on capital
Largest provider of electric and gas distribution services
and transmission in NJ
Leader in reliability; focused on customer
responsiveness, efficiency and cost control
2011

PSEG Energy Holdings - Review & Outlook Randy Mehrberg Executive Vice President Strategy and Development President and Chief Operating Officer, PSEG Energy Holdings

PSEG Energy Holdings…
…continues to simplify the business and create sustainable growth opportunities.
Transaction structures
and partnerships mitigate
financial risk
Streamlined business
and reduced financial risk
Capitalizing on
renewable opportunities
Maximizing the value of
the remaining portfolio

PSEG Energy Holdings has made significant
reductions in size and risks
International Energy: Global has disposed of all but one
international asset
Domestic Generation: Only 176 MW of Global domestic
generation remain
LILO/SILO: Resources terminated all 18 LILO/SILO leases
Traditional Leases: Resources continues to carefully
manage the remaining traditional leases and other
investments with an eye towards opportunistic monetization

$320M on
Deposit
with IRS
12/31/2008 12/31/2009 12/31/2010
# of LILO/SILO
Leases at Year-End
17 5 0
Exposure to our potential lease tax liability
was reduced with aggressive asset
management
2009 Activities
Terminated 12
LILO/SILO leases
2010 Activities
Terminated 5
LILO/SILO leases
2008 Activities
Terminated 1
LILO/SILO lease
$0
$500
$1,000
$1,500
~$1,200
$660
$260

$1,149
$127
$ 0
$1,752
$505
$1,137
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2005 2006 2007 2008 2009 2010
2009 Activity
Reduced
$368M via
Power debt
exchange
Redeemed
$10M
2010 Activity
Redeemed
remaining
$127M
Senior recourse debt has been completely
extinguished with proceeds from asset sales
Year-end Energy Holdings Senior Recourse Debt Balance Outstanding
2006 Activity
Redeemed
$603M with
proceeds from
asset sales
2008 Activity
Redeemed
$632M with
proceeds from
asset sales

Energy Holdings is pursuing renewable
energy alternatives with emphasis on solar
•
Solar is a good strategic fit for PSEG
– Predictable and attractive returns through long-term Power Purchase
Agreements with creditworthy counterparties
– Improves geographic, technology, regulatory and market risk profile
– Strong relationships established across the value chain
– Favorable tax attributes, long-term earnings, short construction cycles and proven technology
•
Solar In-Service
– Installed 29 MW at three locations; ~$117 million investment to date
– Projects completed ahead of schedule and under budget; operating performance better than plan

Evaluating development of offshore wind and
CAES technology
• Offshore Wind Economic Development Act signed into law
– Preparing for deployment of wind resource assessment tool
– Expect NJ BPU RFP and Federal Lease applications in 2011
• Open key project development requirements
– Revenue Mechanism; State net positive benefits test
– Federal licensing (a multi-year process)
• Energy Storage & Power (Compressed Air Energy Storage and Power
Augmentation)
– Low gas prices have reduced on-peak to off-peak spread

PSEG Energy Holdings…
… creating sustainable growth opportunities for PSEG.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Investment
Monetizing generation assets in non-core markets
Reduced tax exposure through lease terminations;
Achieving solid solar operating experience
Pursuing investments in renewable energy
Investing at attractive risk-adjusted returns to improve
PSEG’s earnings base
2011

Conference Break

PSEG Power – Review and Outlook Dan Cregg Vice President, PSEG Power Finance

PSEG Power
–
Right assets in the right markets…
… with dispatch flexibility supporting returns in unpredictable markets.
Investment
program supported by
strong cash flow and
credit metrics
Operationally flexible, low
cost, environmentally
responsible supply
located in premium
markets
Portfolio approach to
hedging over multi-year
timeframe to derive
market premiums
Focus on operational
excellence to maximize
asset value

Low-cost portfolio
Fuel flexibility
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, fuel flexibility, good locations and solid markets.
Power’s diverse assets drive value in a
dynamic environment…
18% 45%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended December 31, 2010)
Total GWh: 56,727
52%
19%
28%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,538
27%
9%

Power’s Northeast assets are located in attractive markets near load centers… ... and the fleet produced record generation in 2010. 48

… while maintaining fuel optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts…
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Peaking units Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2 Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2 Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3

Our nuclear performance has improved…
11.1
3.1
0.6
2.1
1.0
0.9
3.0
0.7 0.7
0.6
0.7
0.6 0.6 0.6
0.7
0
2
4
6
8
10
12
2004 2005 2006 2007 2008 2009 2010 2011 E
24.7
27.3
29.1
28.4
29.3
30.3
29.6
30.0
0
5
10
15
20
25
30
35
2004 2005 2006 2007 2008 2009 2010 2011 E
79.0
85.0
97.097.0
94.0
91.7
99.0
93.9
90.3
96.0 96.0 96.0
97.0
98.0
98.5
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
2004 2005 2006 2007 2008 2009 2010 2011 E**
Salem Unit 2 set a new all time generation
record
Five year average generation was 29 GWh
Salem 1 transformer forced outage in 2010
impacted forced loss rate by ~ 60%
… as we maintain our drive for excellence.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
INPO Index ( )
NJ Units 1    Quartile
NJ Units 1    Quartile
* Total PS share nuclear generation **Index revised Jan 2011; average scores 4-7 points lower st
st

Nuclear has seen consistent improvement in
operating results...
•
Safety – 40% improvement in OSHA rate vs. 2009
•
Uprates of 215 MWe completed since 2003
•
165 MWe additional uprates expected going forward
•
License renewal efforts underway for Salem and Hope
Creek
•
New Nuclear Early Site Permitting effort continues
… combined with a focus on growth opportunities.

Power’s coal fleet has seen significant
efficiency improvements…
14
15
15
13 13
9
11
10
0
2
4
6
8
10
12
14
16
18
2004 2005 2006 2007 2008 2009 2010 2011 E
10.3
11.1
11.3
7.9
8.4
4.8
4.2
3.8
0
2
4
6
8
10
12
2004 2005 2006 2007 2008 2009 2010 2011 E
1.11
1.12
1.01
0.91
0.96
0.83
0.4
0.34 0.34
0.29
0.20
0.21
0.19
0.17
0.13
0.17
0
0.2
0.4
0.6
0.8
1
1.2
2004 2005 2006 2007 2008 2009 2010 2011 E
Market conditions were beneficial to increased
output in 2010
Forced outage rate continues to improve
Environmental footprint upgraded with BET
BET enables coal flexibility
… as Back-End Technology investment has prepared us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NO
x
Rates ( )
(lb/mmbtu)
SO2
NO
x

Power’s combined cycle fleet benefits from
operating enhancements…
5
4
8
10
12
13
15
13
0
2
4
6
8
10
12
14
16
2004 2005 2006 2007 2008 2009 2010 2011 E
3.4
7
3.4
2.5
1.6
1.5
1.2
0.46
0
1
2
3
4
5
6
7
8
2004 2005 2006 2007 2008 2009 2010 2011 E
8079
7847
7928
7768
7810
7691
7533
7514
7200
7300
7400
7500
7600
7700
7800
7900
8000
8100
8200
2004 2005 2006 2007 2008 2009 2010 2011 E
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2010
Continued improvement in forced outage
rate
Benefiting from heat rate improvement
program
…and continues to react to market dynamics.
All data excludes Texas

Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
15
12
0
5
10
15
20
25
2004 2005 2006 2007 2008 2009 2010 2011 E
85
86
76
77
91
92
95
98
0
10
20
30
40
50
60
70
80
90
100
2004 2005 2006 2007 2008 2009 2010 2011 E
Peaking’s consistent record of start
success provides opportunities in
ancillary and real time markets
Peaking adds flexibility in serving load
and managing the needs of a diverse
market environment
Approximately 8,400 starts during 2010
HEDD is anticipated to reduce fleet size
… and provides the ability to follow load during periods of high demand.
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
99.7
96.5
98.6
97.0
98.9
99.3
98.3
99.7
94
95
96
97
98
99
100
2004 2005 2006 2007 2008 2009 2010 2011 E

•
Safety - 40% improvement in OSHA rate vs 2009
•
All-time generation records were set by the fleet in 2010, paced by record combined cycle output
•
BET / environmental completed, better flexibility
•
Total output record set at each of Linden, Bergen and BEC
•
Combustion turbine Equivalent Availability best in years
The Fossil fleet has shown consistent
improvement in operating results...
… and remains among the most flexible in the industry to succeed in dynamic markets.

Power's 3 Year O&M Spend
$500
$700
$900
$1,100
Pension
O&M
$1.0B
$0.5B
Power’s focus on operational efficiency
programs…
Three year O&M spend
declining and flat
O&M cost control program
and OEM implementation
has  resulted in cost
savings
CAGR (0.4%)
… has resulted in a reduction in O&M over the last three years.
2008            2009            2010

The completion of Power’s major
environmental capital expenditure programs…
Power’s three year historical
capital spend of ~ $2B was
largely focused on BET
Looking forward from 2011 -
2013, Power’s total capital
spend will drop to $1.5B with
nearly half of the spend
focused on growth
– New generation in NJ
and CT
– Nuclear uprates
… allows Power to focus on growth opportunities.
Power's 3 Year Capital Spend
2008 2009 2010
Growth Environmental Maintenance
$0.5B
$1.0B

Source: MJ Bradley
There are numerous upcoming EPA
environmental regulations…
2010 2011 2012 2013 2014 2015 2016 2017 2018
Haz. Air
Pollutants
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
By-Products
316(b)
Compliance with Federal GHG Reporting Rule
Compliance with PSD GHG BACT
Compliance with Toxics Rule Pre-Compliance  Period
Develop
Toxics Rule
Develop
Transport
Rule
SIP provisions developed in response to revised NAAQS
Develop
Revised O3
NAAQS
Pre-Compliance Period
Compliance with
Federal CCB
Regulations
Dev. Coal Comb.
By-Products Rule
Pre-Compliance Period
Develop 316(b)
Regulations
Develop O3
Transport Rule
Estimated Compliance w/TR II
Phase-In of Compliance
Compliance w/GHG NSPS
Pre-Compliance Period
Develop GHG
NSPS
…and Power is well positioned to succeed under numerous outcomes.
Today
Phase I Compliance
Phase II Compliance

The potential impacts to Power vary…
…with Power generally well positioned for the relative near term.
Hazardous Air
Pollutants
(HAPs)
•MACT standard for Hg and other HAPs establishes emission limits
•Uncontrolled coal/oil units to install expensive capital or retire
•Potential for increased variable O&M cost
•Potential for higher electric prices
•Mercer and Hudson have BET
•Bridgeport Harbor has Hg control
•Keystone has scrubber, ESP and SCR
•Conemaugh has scrubber, ESP and planned SCR
Criteria
Pollutants
(CATR)
•CATR will establish NO
X
and SO2
emission limits
•Plant by plant, state and regional basis
•Uncontrolled units to install expensive capital or retire
•Potential for increased variable O&M cost
•Potential for higher electric prices
•The generation fleet as a whole is well positioned for CATR
Greenhouse
Gases
(GHG)
•Nationally, for the time being, carbon cap-and-trade not expected
•EPA’s GHG BACT may delay or impede permitting of new
and modified plant
•EPA’s NSPS could potentially lead to emission trading
•RGGI impact negligible, future uncertain
•Power believes it has limited exposure to GHG BACT
requirements
•Power would potentially benefit by NSPS with trading
Coal
Combustion
Byproduct
•Facilities with wet ash ponds will need to spend capital to close or upgrade ponds (dam safety, liners, monitoring, etc)
•Potential for increased variable O&M cost
•Potential for higher electric prices
•Already utilizes dry ash handling systems and disposal at
Mercer, Hudson and BHS.  No cost conversion at Key/Con
•Coal ash scrubber waste tested as non-hazardous
•Power has established option for beneficial use of all coal combustion residuals.
316(b)
Cooling Water
Regulations
•Power plants with once through cooling system are at risk.  Plants located on tidal rivers, estuaries or Great Lakes may face
greater risk
•Invest in capital, or potentially retire
•Potential for higher electric prices
•Lower plant output
•Power shares general industry exposure
•Prior permits judged that Salem has best technology
available
•Power has over $150M in estuary enhancement program
•Depending on EPA final rule cost/benefit consideration may
limit exposure
Market Impact                                                    Power Impact

60 Mercer Generating Station 1996

61 Mercer Generating Station 2010

Power’s investment program to mitigate air
pollutants…
Current Regulations and Compliance Measures
Description
Hudson (NJ)
Mercer (NJ)
Keystone (PA)
`Bridgeport (CT)
Conemaugh (PA)*
NO
x
SCR
SCR SCR
Low NO
x
Burners
SCR
2014
SO
2
Scrubber Scrubber
Scrubber
Ultra-low
Sulfur Coal
Scrubber
Mercury/
Particulate
Baghouse &
Activated
Carbon
Baghouse
& Activated
Carbon
Scrubber & SCR,
ESP
Baghouse &
Activated Carbon
Scrubber & SCR,
ESP
…places it in good position to meet anticipated regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned
*Activated carbon under consideration.

0
50
100
150
200
250
Source: EPA (2009), EIA (2009), and PSEG Projections
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
PSEG Projected NOx Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Conemaugh
Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2
Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Hudson
PSEG Power’s environmental program has
resulted in dramatically lower emissions…
…leaving Power’s coal fleet among the cleanest in the country.

0%
10%
20%
30%
40%
2011/2012 2012/2013 2013/2014 2014/2015 2015/2016
PJM has adequate reserves to meet near
term demand…
…but over the longer term, many influences will dictate sources of market sufficiency.
Unforecasted influences that could increase capacity:
=>Government interventions – for example LCAPP
=>Load/demand rate of change
=> Demand response / Economic recovery
Unforecasted influences that could decrease capacity:
=>Government regulations – for example coal retirements (20-45 GW’s),
HEDD
=>Load/demand rate of change
=>Demand response / Economic recovery
PJM Forecasted Capacity Reserves - January 2011
PJM
•
Reserve margins to tighten going forward
due to:
– Load growth
– Anticipated unit retirements driven
by new EPA regulations (not
reflected in PJM’s forecast)
EMAAC
•
Most of Power’s assets located in EMAAC
•
Anticipated retirements driven by HEDD
rule
•
Transmission projects expected to
increase net imports into EMAAC,
offsetting retirements
•
Local legislation (NJ LCAPP) could initially
increase reserve margins but would
discourage long-term merchant investment

PSEG Power – Market Overview Joe Hopf President, PSEG Energy Resources & Trade

66 ER&T employs a disciplined approach to hedging… … designed to maximize profitability and reduce earnings volatility.

While market dynamics remain challenging…
• Gas is range bound, with little volatility going forward due to gas supply
• However near term volatility has brought market opportunities
• Long term gas economics could improve
• Coal as a global commodity is experiencing demand outpacing supply
• Capacity
• Continuing to work with PJM on refinement of long term market structures
• PJM has established saturation targets for limited demand response
• Transmission
• Reassessing market impacts as conditions change
• Basis impacts are changing but Power’s portfolio continues to be well positioned
• Market supply tightening due to environmental regulation
… Power has expertise to manage all products across the portfolio.

…through a balanced portfolio hedging strategy.
Pricing in 2010 was impacted by low economic demand and low gas prices, offset by warmer summer and colder winter weather
Power’s hedging strategy combined with strong operations enabled solid results
2011 forwards imply continued market challenges, but entities with the right assets in the right locations are best positioned
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and contracting using other products to secure pricing over a 2-3 year forward horizon
BGS continues to be an important part of our hedging strategy
Balanced generation portfolio in ideal position to serve BGS
Three year nature of BGS provides reduced volatility for customers and providers
Power’s fleet is economically optimized…

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s participation in each of the
BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
Note: BGS prices reflect PSE&G Zone
2003 2004 2005 2006 2007 2008 2009 2010 2011
$55.59
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30

The market environment has prompted BGS
customer migration…
… and market conditions will impact future migration patterns.
Gradual reset of BGS rates (one third per year), includes price component for volumetric risk of migration
Energy prices lower than expected, but market prices strengthened during periods of high weather-related demand in summer and winter of 2010
Option strategies being employed to manage changes in load volume
Supplying wholesale hedges to third party retail providers
PSE&G BGS-FP Energy Migration Estimate
0%
10%
20%
30%

Migration and headroom are a function of
market and BGS price differentials…
…with impact on Power’s margin in 2010 limited by warm
weather.
•Migration has grown steadily from 2009 –
2011
–Market prices have been below BGS prices
–Retail penetration has expanded beyond C&I to include residential customers
–Approximate average migration of ~10% in 2009; ~24% in 2010; and
forecasted to be ~35% in 2011, assuming 38% to 40% at year-end
•Power margin is a direct function of headroom
•Headroom has varied by year
–2009 headroom was high, as mild weather resulted in low market prices
–2010 headroom was low, as extreme weather resulted in high market prices
–Retail providers are more likely to promote switching if headroom is seen as sustainable

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and base
load coal output
is contracted
over the next few
years:
2011:     100%
2012: 45-55%
2013: 20-30%
Total Fleet RTC Average
Nuclear / Pumped Storage
Base load Coal
Load Following Coal
Combined Cycle (CC)
Steam and Peakers
Other Load Contracts + Hedges
Existing BGS, Other Load Contracts, and Hedges
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
2011 2012 2013
-

With gas competing with coal at various times
of the year…
… our strategy is to hedge our base load generation long term.
Contracted Energy
2011 2012 2013
Volume TWh 35 36 36
Base Load % Hedged 100% 45% - 55% 20% - 30%
Price $/MWh $68 $68 $72
Volume TWh 18 18 20
% Hedged 10% - 15%
Price $/MWh $68
Volume TWh 53 54 56
Total % Hedged 70% - 75% 30% - 40% 10% - 20%
Price $/MWh $68 $68 $72
Intermediate Coal,
Combined Cycle,
Peaking
(Nuclear and
Base Load Coal)

Power’s asset mix and fuel diversity provides
optionality…
July 7, 2010 Hourly Generation and Load
-
2,000
4,000
6,000
8,000
10,000
12,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Pk/Steam
CC
Coal
Nuclear
Loads and
Hedges
…and locational diversity also captures market constraints.
Generation Basis on July 7, 2010
On-Peak
$0
$10
$20
$30
$40
Sa/HC
Bus
PB Bus Mercer Hudson Bergen Linden
July 7, 2010 Circumstances-
Temperature max = 101 degrees
Gas = $6/MBtu
Day ahead on peak avg > $170/MWh
Salem tripped
Real time LMP spiked to $450/MWh
Risk mitigated
Real time opportunity captured
Customer reliability maintained
July 7, 2010 LMPs
PS Zone
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Day Ahead
Real Time

Power’s portfolio is positioned to take
advantage of market volatility…
January 24, 2011 Hourly Generation and Load
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Pk/Steam
Oil
CC Oil
Burned
CC
Coal
Nuclear
Loads and
Hedges
… and also mitigates operational risk.
Generation Basis on January 24, 2011
On-Peak
$0
$20
$40
$60
Sa/HC
Bus
PB Bus Mercer Hudson Bergen Linden
January 24, 2011 Circumstances-
Temperature min. = 5 degrees
Gas = $18/MBtu
Day ahead on peak avg > $180/MWh
Partial gas curtailment
Day ahead opportunity captured
Customer reliability maintained
January 24, 2011  LMPs
PS Zone
$0
$50
$100
$150
$200
$250
$300
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Day Ahead
Real Time

Gas competed favorably with coal in 2010,
with operational flexibility favoring gas…
… and Power’s diverse fleet is positioned to compete under various market conditions.
PJM Fleet Flexibility
Base Coal
Base Coal
Base Coal
CC/Coal
CC/Coal
CC
PK
PK
PK
Int Coal
Int Coal
Int Coal
CC
CC
-
5,000
10,000
15,000
20,000
25,000
2008 2009 2010
Note: Forward prices as of February 2011

$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010 2011
Fwd
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010 2011
Fwd
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010 2011 Fwd
Commodity prices have been volatile…
Henry Hub NYMEX
($/MMBTU)
Western Hub RTC
($/MWh)
West Hub On Peak
($/MWh)
Central Appalachian Coal
($/Ton)
$0
$2
$4
$6
$8
$10
2004 2005 2006 2007 2008 2009 2010 2011 Fwd
… but Power’s diverse asset portfolio and hedging strategy
has mitigated the effects, providing strong results.
Note: Forward prices as of February 2011

Power’s coal hedging reflects 2011 supply
matched with 2011 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
Contracted Coal
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro
High $40’s
Higher price,
lower BTU,
enviro coal
Hudson CAPP
Mid $40’s
Flexibility
after BET in
2010
Mercer
Metallurgical
NAPP/CAPP
Mid $40’s
More limited
segment of
coal market
Keystone NAPP
Mid $20’s
To
High $20’s
Prices
moderating
Conemaugh NAPP
Mid $20’s
To
High $20’s
Prices
moderating
% Hedged
(left scale)
$/MWh
(right
scale)
*Commodity plus transportation

79 $0 $5 $10 2011 2012 2013 Anticipated Nuclear Fuel Cost Power has fully hedged its nuclear fuel needs through 2013… … with increased costs over that time horizon. Hedged

Note: Forward prices as of February 2011
Forward spark spreads indicate moderation from
2010 levels, and dark spreads continue to be
challenged…
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… and both are expected to remain highly influenced by gas prices.

… with sites in the eastern part of PJM.
The Reliability Pricing Model has recognized the
locational value of Power’s generating fleet…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14
• Locational value of Power’s
fleet recognized
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction;
in-service June 2012
• On schedule to complete
178 MW of previously
cleared peaking capacity
by June 2012
• Upcoming auction
anticipated to be influenced
by updated demand
forecast, transfer
capabilities, and LCAPP
$/MW-day
PJM Zones
2009 / 2010 2010 / 2011 2011 / 2012 2012 / 2013 2013/2014
Eastern MAAC
$191.32 $174.29 $110.00 $139.73 $245.00
MAAC
$191.32 $174.29 $110.00 $133.37 $226.15
PSEG
$245.00
PSEG North Zone
$185.00 $245.00
Rest of Pool
$102.04 $174.29 $110.00 $16.46 $27.73

Power is advantaged…
… as we pursue a path to seize the opportunities of tomorrow.
Right Assets, Right Markets
Operational Flexibility
Environmental
Infrastructure investment
Newly completed back end technology and a well
positioned, environmentally sound fleet that compares
favorably vs the industry
Investing in various growth opportunities to prepare us
for the future
Diverse fleet of low cost units in competitive liquid
markets located near customers/load centers
Units along the dispatch curve with fuel flexibility and
improved performance provide value in dynamic market
2011

PSEG – Financial Review and Outlook Caroline Dorsa Executive Vice President and Chief Financial Officer

$0.71
$2.18
$(0.05)
$0.02
$0.02
$0.07 $0.10 $0.09
$0.85
$0.63
$2.15
$2.35
2008 2009 2010
$3.12*
We have consistently met our
earnings objectives
Holdings
PSE&G
Power
Parent
Operating Earnings per Share by Subsidiary*
$2.91*
*See page 120 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in Discontinued Operations.
Guidance Range $2.80 - $3.05 $3.00 - $3.25 $3.00 - $3.25
$3.09*

$3.09
(.20)
.22
.01
.00
$3.12
$0.00
$0.65
$1.30
$1.95
$2.60
$3.25
In 2010, PSEG EPS benefited from growth at
PSE&G – offset by the impacts of lower prices
at Power
2010
operating
earnings*
2009
operating
earnings*
2009 Debt
Exchange
Benefit
(Eliminated in
Consolidation) (.04)
Interest .04
Higher Volume
offset by Lower
Prices .00
WPT (.10)
Migration (.04)
Nuclear (.03)
O&M (.01)
Taxes (.04)
Other .02
PSEG
Power
Electric & Gas
Margin
(including Rate
Relief) .12
Transmission
Margin .04
O&M .04
Weather .02
D&A (.03)
Other .03
PSE&G
PSEG
Energy
Holdings
Enterprise
Lower Lease
Sales and
Impairment (.09)
2009 Debt
Exchange
Costs
(Eliminated in
Consolidation) .04
Interest .03
Other .03
* See page 120 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2010 2011 2012 2013
Pension
O&M
PSEG Consolidated O&M
(1)
C.A.G.R (’10-’13) = (0.0)%
(1) Excludes O&M related to PSE&G clauses.
Aggressive expense management…
…should result in essentially no O&M growth.

PSEG’s 2011 earnings guidance reflects
continued improvement at PSE&G…
– Network transmission service revenue increase
= ~ $0.05 per share
– Full year of E&G Rate Relief = ~ $0.05 per share
– Each 1% change in Load = ~ $0.02 per share
– Each 1% change in O&M = ~ $0.01 per share
– 2010 Distribution ROE 9.9%; Each 10 bp = $0.01 per share
Revenue/Margin
– Decline in average Hedge Price/Volume = ~ ($0.25-$0.30)
per share
– Decline in Capacity revenues = ~ ($0.15-$0.20) per share
– Improvement in WPT/BGSS = ~ $0.03-$0.05 per share
Other Expense
– Higher O&M = ~ ($0.03) per share
– Increase in Depreciation rate = ~ ($0.05) per share
– Absence of LILO/SILO termination gains = ~ ($0.05) per share
– Loss of Income from Asset Sales = ~ ($0.05) per share
2011 Drivers
…offset by a decline in margins at Power and Holdings.
Earnings Per Share
* See page 120 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Guidance
$2.75
$2.50

PSEG’s long-term outlook is influenced by
Power’s hedge position…
2012
2013
Each $1/mcf Change in Natural Gas
Each $2/Mwh Change in Spark Spread
Each $2/Mwh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each 1% Change in Depreciation Rate
$0.08 - $0.10
$0.03
$0.02
$0.01
$0.01
$0.15 - $0.20
$0.03
$0.03
$0.01
$0.01
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales:
Electric
Gas
Each 1% Change in O&M
Each 1% Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.02
$0.01
$0.01
$0.01
$0.01
…and increased investment at PSE&G.

89 Our capital spending is focused on growth PSEG 2011-2013 Capital Spending $6.7 Billion by Subsidiary PSEG 2011-2013 Capital Spending $6.7 Billion Growth vs. Maintenance Spend

PSE&G’s capital program is directed at
improving reliability…
EMP  $0.5 B
12%
Electric
Distribution
$0.8 B
  18%
Transmission
$2.7 B
  60%
Gas Utility
  $0.5 B
  10%
…through investment in transmission and distribution.
*Forecast capital program does not include $400M of potential spending on distribution and energy efficiency.
2011-2013 Utility Capital Spending
$4.5 Billion

Sources Uses
In 2010, cash flow was sufficient to
meet capital requirements…
…providing further balance sheet strength.
(1) Cash from Operations adjusts for securitization principal repayments of ~$0.2B.
PSEG Consolidated
2010 Sources and Uses
Power Cash
from Ops
Shareholder
Dividend
Gross Proceeds
from Asset Sales
and Lease
Terminations
PSE&G
Investment
Debt
Redemptions
Taxes on Asset
Sales and
Lease
Terminations
Debt
Issuances
PSE&G
Cash from
Ops (1)
Power
Investment Includes
pension
contributions
of $0.4B
$4.7B $4.7B

PSEG’s internally generated cash
flow over 2011 – 2013…
…supports our capital program and the shareholder dividend without the need for equity.
* Cash from Operations adjusts for securitization principal repayments ~$0.7B
** 2011-2012 include bonus depreciation of ~$0.9B offset by ~$0.1B in 2013
Sources Uses
Power
Cash
from Ops
Debt
Issued
PSE&G
Investment
Debt
Redeemed
Shareholder
Dividend
PSEG Consolidated
2011 – 2013 Sources and Uses
PSE&G
Cash from
Ops*
Power
Investment
Texas Net
Proceeds
Includes:
Bonus Depreciation = ~$0.8B**
Pension Contribution = ~($0.5B)
Other

25%
30%
35%
40%
45%
50%
2008 2009 2010 2011-2013
Average
PSEG Power
Funds from Operations / Total Debt
Power’s credit metrics remain strong
during challenging markets...
Power free cash flow
produces strong
credit measures
providing sufficient
cushion for potential
gas price volatility
Free Cash Flow
(1)
~750 ~950 ~750 Average: ~700
Dividends to Parent 500 850
(2)
550 Average: ~550
(in $Millions)
(1) Free Cash Flow represents cash from operations less cash used for investing.
(2) Excludes dividend to Parent associated with transfer of Texas assets to PSEG Power.
…providing opportunities for incremental growth investments.

PSEG is responding to investors’ questions
Investors’ Questions PSEG Position
How is PSEG affected
by policy changes?
Commercial operation of Back-End Technology puts us in good position on potential Clean Air rules
What’s the impact of
commodity volatility?
Multi-year hedging
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
How are you responding
to State incursion into
markets?
We are participating with other generators in a challenge at FERC to assure competitive market mechanisms are upheld
We are also challenging the constitutionality of NJ’s actions
Do you need equity?
Strong cash flow enables us to execute our strategy, with room for additional investment, without the need to issue equity
How is management
incented to deliver value to
shareholders?
Management’s long-term incentives are based on a combination of return on invested capital and total shareholder return relative to peers over a multi-year period of time

PSEG – Summary Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Advantage: Investment focus supporting
customer needs and shareholder returns
Operational
Excellence
Environmental
Position
Financial
Strength
•Record Output
•Hope Creek
INPO 100 rating
•Completed
Back-End
Technology
installation
•Strong balance
sheet, credit
metrics, and
cash flow
•Mid-Atlantic
Reliability
Leader
•Investing in
renewables to
meet State
policy goals
•O&M focus
and capital
discipline to
support returns
•Installed
29 MW of solar
on-time and
under budget
•Developing
expertise for
solar PPAs
•Terminated
international
leases
PSEG Power PSE&G
Energy
Holdings

Executive Profiles

Ralph Izzo
Chairman, President and Chief Executive Officer
Public Service Enterprise Group Incorporated
Ralph Izzo was elected chairman and chief executive officer of Public Service Enterprise
Group Incorporated (PSEG), in April 2007. He was also named as the company’s president and chief operating officer, and a member of the board of directors of PSEG, in October 2006. Prior,
Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company
(PSE&G).
Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations, PSE&G vice president – appliance service, PSEG vice president - corporate planning, Energis Incorporated senior vice president – finance and information services, and
PSE&G vice president - electric ventures. In these capacities, he broadened his experience in the areas of general management, strategic planning and finance.
Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena. His public policy experience includes service as an American Physical Society Congressional Science Fellow, in the office of U.S.
Senator Bill Bradley. He also served four years as a senior policy advisor in the Office of New Jersey Governor
Thomas H. Kean, specializing in energy, science and technology.
Mr. Izzo’s career began as a research scientist at the Princeton Plasma Physics Laboratory, performing numerical simulations of fusion energy experiments. He has published or presented over 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his
Doctor of Philosophy degree in applied physics from Columbia University. He also received a Master of Business
Administration degree, with a concentration in finance from the Rutgers Graduate School of Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards. Mr. Izzo has received Honorary Degrees from the New Jersey Institute of Technology (Doctor of Science) and Thomas A. Edison
State College (Doctor of Humane Letters).
Mr. Izzo serves as chair of Rutgers University Board of Governors and on the board of directors for the New Jersey
Chamber of Commerce, the New Jersey Utilities Association, the Edison Electric Institute (EEI), the Nuclear Energy
Institute (NEI) and The Center for Energy Workforce Development.

J.A. “Lon” Bouknight, Jr.
Executive Vice President and General Counsel
Public Service Enterprise Group Incorporated
J.A. Bouknight, Jr. (“Lon”) was named executive vice president and general counsel in January, 2010. He had been Executive Vice President – Law since
November 2009.  In his current position, he has general supervisory responsibilities for the law department, office of the corporate secretary, and business assurance and resilience.
Mr. Bouknight was a partner in the Washington law office of Steptoe & Johnson, where he served as a member of the regulatory and industry affairs department and as former chairman of the firm. His practice focused on the electric power industry and on antitrust and competition issues in both regulated and unregulated industries.
From 2005 to 2008, Mr. Bouknight served as executive vice president and general counsel of Edison International, a major electric company based in
California.
A graduate of Duke University School of Law, Mr. Bouknight has authored a number of articles and lectured extensively on energy industry and competition topics.

Daniel J. Cregg
Vice President – Finance Power
PSEG Services Corporation
Daniel J. Cregg was named vice president – finance power for PSEG Services Corporation, in December 2006. Prior to this appointment he was director – financial reporting and communications at PSEG Power (Power), where he oversaw financial reporting and forecasting, investor communications, financings, rating agency interactions, external reporting, and cash forecasting. He previously held leadership positions with Power in the areas of financial valuations, competitive intelligence, and fundamental market modeling, with critical responsibilities in Power’s development and strategic planning activities.
Previously, Mr. Cregg was director of PSEG corporate development. He joined PSEG in
1991 with overall responsibility for tax planning, strategy and compliance for PSEG Energy
Holdings, including domestic and international tax structuring work for PSEG Global and PSEG
Resources.
Prior to joining PSEG Mr. Cregg spent five years with the accounting and consulting firm of
Deloitte and Touche, providing consulting services to a wide array of clients with an emphasis on the energy industry.
Mr. Cregg has been involved in raising awareness and funding for Sudden Infant Death
Syndrome (SIDS) for the last ten years. He is also an executive sponsor for Power’s diversity council and is a member of PEGPAC, PSEG’s Political Action Committee.
Mr. Cregg holds a Master of Business Administration degree from the Wharton School of the
University of Pennsylvania and is a graduate of Lehigh University, where he received a bachelor’s degree in accounting.

Caroline Dorsa
Executive Vice President and Chief Financial Officer
Public Service Enterprise Group Incorporated
Public Service Electric and Gas Company
PSEG Services Corporation
Caroline Dorsa was named executive vice president and chief financial officer for Public
Service Enterprise Group Incorporated (PSEG) in April 2009. She is also the executive vice president and chief financial officer of Public Service Electric and Gas Company (PSE&G), and PSEG Services Corporation.
Ms. Dorsa is responsible for all financial functions, including Internal Audit Services.  She also leads the Information
Technology and Procurement organizations.  She is a member of PSEG’s corporate executive leadership team.
Ms. Dorsa had been a Director of PSEG since 2003, and a member of PSEG's Audit, Corporate Governance and
Finance Committees.
Ms. Dorsa joined PSEG from Merck & Co., Inc. where she most recently served as senior vice president – global human health, strategy and integration. Immediately prior to her most recent role at Merck, Ms. Dorsa held positions as senior vice president and chief financial officer at both Avaya, Inc., and Gilead Sciences, Inc. Earlier in her career, she held a range of financial positions at Merck, including serving as vice president and treasurer of the company for over 12 years. She was also the Secretary of the Finance Committee of Merck's Board of Directors.
Prior to joining Merck, Ms. Dorsa worked for Mayor Edward Koch of the City of New York promoting economic development in midtown Manhattan.
Ms. Dorsa is a member of the Board of Trustees of the Newark Museum and a member of the Junior Achievement of
New Jersey State Board of Directors in Princeton, NJ.  She is also a member of the Board of Directors of Biogen Idec
(NASDAQ: BIIB), a biopharmaceutical company located in Cambridge, MA.
Ms. Dorsa holds a B.A. from Colgate University and an M.B.A from Columbia Business School.

Clarence (Joe) Hopf, Jr.
President
PSEG Energy Resources & Trade
Clarence (Joe) Hopf, Jr. was named president of PSEG Energy Resources &
Trade in June 2008. His responsibilities include management of PSEG Power’s generation portfolio and basic gas supply service, purchasing of fuel, mid- and back-office operations as well as trading and marketing activities.
Prior to joining PSEG, Mr. Hopf was president of PPL EnergyPlus in Allentown,
PA, since 2006.  He was responsible for managing PPL’s wholesale/retail marketing and trading operation in the United States.  Mr. Hopf has held a variety of posts with increasing responsibility in the electric generation and energy trading business since 1981.  Prior to joining PPL in 2005 as a senior vice president, he served as a vice president at Goldman Sachs in New York and, before that, at
AmerenEnergy in St. Louis.

Anne E. Hoskins was named senior vice president – public affairs and sustainability of PSEG Services Corporation, in January 2010.  In this position, she is responsible for PSEG’s federal and state governmental affairs, corporate philanthropy and sustainability, and leads the development of public policy positions on issues affecting the company.  Prior to this appointment she was vice president – federal affairs and policy where she was responsible for
PSEG’s federal governmental affairs. Ms. Hoskins is also a member of PSEG’s
Executive Officer Group.
Prior to joining PSEG, Ms. Hoskins served as senior and regulatory counsel for Verizon Wireless, working from offices in Washington and New Jersey. She also served as an associate in the Newark law firm of McCarter and English, an attorney in the United States Office of the Comptroller of the Currency, and as
policy adviser in the Governor’s Office of Policy and Planning in New Jersey.
Ms. Hoskins holds a Doctor of Law degree from Harvard Law School, a
Masters of Public Affairs degree from the Woodrow Wilson School at Princeton
University, and a Bachelor of Science degree from Cornell University.
Ms. Hoskins serves as a trustee for The Nature Conservancy of New Jersey and is on the board of trustees for New Jersey Future, the Children’s
Specialized Hospital Foundation, Inc. and Clean Air, Cool Planet, a northeast environmental collaborative to address climate change.
Anne E. Hoskins
Senior Vice President – Public Affairs & Sustainability
PSEG Services Corporation

Thomas P. Joyce
President and Chief Nuclear Officer
PSEG Nuclear
Thomas P. Joyce was named president and chief nuclear officer of PSEG Nuclear
(Nuclear), in October 2008. He had been senior vice president – operations of Salem/Hope
Creek for Nuclear, since June 2007.  Mr. Joyce was also vice president – Salem, since
January 2007, and previously assumed the role of PSEG Nuclear’s site vice president as part of the Nuclear Operating Services Agreement between PSEG and Exelon Corporation.
Mr. Joyce has more than 34 years of experience in commercial nuclear power operations, and led Salem through two successful reactor vessel head replacement outages. Salem Unit
1 completed its outage for the lowest station dose, while capturing the world record for shortest head replacement outage.
Prior to joining PSEG, Mr. Joyce was site vice president at Exelon Nuclear’s Braidwood
Station. During his tenure the station achieved overall performance improvements and retained its excellent INPO rating.  The plant completed a refueling in 15 days, 14 hours –
setting a record for outage efficiency among U.S. pressurized water reactors.  Before serving at Braidwood he held leadership positions at Exelon’s Byron, Dresden, and Zion Stations, and in the corporate offices of both Exelon Corporation and Exelon Nuclear.  Mr. Joyce holds a Bachelor of Science degree in nuclear engineering from the University of Missouri at Rolla, and a Master of Business Administration degree from the Keller Graduate School of
Management.  While at Byron, he earned his senior reactor operation (SRO) license.

Ralph A. LaRossa
President and Chief Operating Officer
Public Service Electric and Gas Company
Ralph A. LaRossa was named president and chief operating officer of Public Service
Electric and Gas Company (PSE&G), in October 2006. Prior to this position, he was vice president - electric delivery for PSE&G.
Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations.  In 1998 he received Gas Industry Magazine’s Outstanding Manager of the Year Award.  PSE&G is
New Jersey’s largest electric and gas utility.
Mr. LaRossa is a graduate of Stevens Institute of Technology and has completed the
Harvard Business School’s Program for Management Development. He serves on the board of directors for the American Gas Association (AGA), New Jersey Utilities Association
(NJUA), New Jersey Performing Arts Center (NJPAC), Partnership for a Drug-Free NJ,
Choose New Jersey, and Bergen County’s United Way. He also serves on the board of trustees for Montclair State University and the Newark Alliance, as well as on the corporate advisory board for the Boys & Girls Clubs of New Jersey.

William Levis
President and Chief Operating Officer
PSEG Power
Previously, Mr. Levis was also senior vice president and chief nuclear officer, as part of the Nuclear Operating Services
Agreement between PSEG and Exelon Corporation. Under his leadership Nuclear’s Salem and Hope Creek stations have advanced to the highest performance levels in the stations' history. Improvement in the stations' work environment has resulted in the closing of two long standing NRC cross-cutting issues - problem identification and resolution, and safety conscious work environment.
Mr. Levis has more than 25 years of diversified experience in the nuclear power industry. Before coming to PSEG he was
Exelon Nuclear’s vice president Mid-Atlantic operations, where he provided executive oversight of day-to-day operations of the Limerick, Peach Bottom, Three Mile Island and Oyster Creek Stations. He joined Exelon as the Byron Station Manager in
1998 and was promoted to site vice president the following year. In 2001 he was named site vice president at Limerick
Generating Station.
Prior to joining Exelon, Mr. Levis worked at Ontario Hydro's Pickering Plant and held several positions over a five-year period with Carolina Power & Light’s Brunswick facility. During this time the station was removed from the NRC Watch List and set new records in the areas of safety, production and cost. Mr. Levis’ background also includes experience with NRC,
Westec Services, General Electric Nuclear Services and the U.S. Navy.  He has a Bachelor of Science degree in marine engineering from the U.S. Naval Academy and holds an SRO (senior reactor operator) certification. Mr. Levis retired as a commander in the Naval Reserves and attained his professional engineer license in 1985.
William Levis was elected president and chief operating officer of PSEG Power (Power), effective
June 2007. He had been president and chief nuclear officer of PSEG Nuclear (Nuclear) since
January 2007, while retaining his position as Power’s president and COO. Power is a major unregulated independent power producer in the U.S. with three main subsidiaries: PSEG Fossil,
PSEG Nuclear, and PSEG Energy Resources and Trade.

Randall E. Mehrberg
Executive Vice President, Strategy & Development
PSEG Services Corporation
President
PSEG Energy Holdings
Randall E. Mehrberg is president of PSEG Energy Holdings.  PSEG Energy Holdings develops, manages and owns renewable energy solutions including solar, energy storage and off shore wind.  PSEG Energy Holdings also owns power plants in the United States and energy and other investments in the United States and abroad.
Mehrberg is also PSEG’s executive vice president responsible for corporate strategy, public affairs, policy, mergers and acquisitions, and corporate communications. He is a member of PSEG’s corporate executive leadership team and has responsibility for overseeing the corporate balanced scorecard.  Mehrberg’s responsibilities include
PSEG’s emergent technology and transfer group, ensuring development of a corporate strategy that includes a comprehensive assessment of the role of technology in the future of our industry.
Mehrberg joined PSEG after serving for eight years in various executive leadership positions at Chicago-based Exelon Corp., most recently as executive vice president, chief administrative officer and chief legal officer. Prior to his tenure at Exelon,
Mehrberg was an equity partner in the Chicago law firm of Jenner & Block, where he worked from 1980 to 1993 and again from
1997 to 2000. He represented corporations, individuals, not-for-profits and government entities in a broad range of matters.
From 1993 to 1997 he served as lakefront director and general counsel for the City of Chicago’s Park District.
Mehrberg holds a Doctor of Law degree from the University of Michigan Law School and a Bachelor of Science degree in economics magna cum laude from the University of Pennsylvania’s Wharton School of Business. He has been active in a number of business and civic organizations, including serving as vice chairman of the board of Nuclear Electric Insurance
Limited. Mr. Mehrberg currently serves as a board member of the University of Pennsylvania Medical School and the University
of Michigan Law School, NJN Television Foundation, Millennium Park and the Lincoln Park Zoo.
Mehrberg has been the recipient of numerous awards, such as the AJC Judge Learned Hand Human Relations Award, the
Mexican-American Legal Defense and Education Fund Legal Services Award, the Chicago Bar association David C. Hilliard
Award, the Catholic Charities Award for Service to the Poor, and the H.O.P.E. for the People Award – Man of the Year.

Margaret M. Pego
Senior Vice President – Human Resources and
Chief Human Resources Officer
PSEG Services Corporation
Margaret M. Pego was named senior vice president – human resources and chief human resources officer of PSEG Services Corporation, in December 2006. Prior, she
had been vice president – human resources.
Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department.
Ms. Pego holds a Bachelor of Arts degree in business administration from William
Paterson College, and a Master of Business Administration degree with a concentration in management and labor relations from Seton Hall University. In addition, she holds a certificate in EEO studies from Cornell University, and has also completed the Human Resources Executive Program at the
University of Michigan. She is also certified as a senior professional in human resources.
Ms. Pego is active in several local and national organizations including the EEI Chief HR Executives Policy
Committee; the American Gas Association HR Policy Committee; The Conference Board Advisory Council of
HR Management – Council of HR Executives; and the Society for Human Resources Management. She is
the former Chair Center for Energy Workforce Development (CEWD) Executive Counsel. She is a former member of the Supreme Court of New Jersey Attorney Ethics Committee. Ms. Pego is a 2002 Leadership
New Jersey graduate, a 1997 TWIN Honoree, 2006 Executive Woman of New Jersey Honoree and 2008 NJ
Best 50 Women in Business Honoree.  In addition, she is a member of the board of trustees of the American
Conference on Diversity, the Boys and Girls Club Concert for Kids Committee, College of Saint Elizabeth,
Rutgers Business School and the Children’s Specialized Hospital.

Appendix

PSEG 2011 Operating Earnings Guidance
- by Subsidiary
$ millions (except EPS) 2011E 2010A
PSEG Power $ 765 – $ 855 $ 1,091
PSE&G $ 495 – $ 520 $ 430
PSEG Energy Holdings $ 0 – $ 5 $ 49
Enterprise $ 5 – $ 15 $ 14
Operating Earnings* $ 1,265 – $ 1,395 $ 1,584
Earnings per Share
$ 2.50 – $ 2.75 $ 3.12
* See Page 120 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Consolidated Debt / Capitalization
(1) Includes debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2008 2009 2010
Equity
Debt
(1)
Preferred
Stock
Debt 7,480 7,311 7,812
Preferred Stock 80 80 0
Common Shareholders Equity 7,771 8,788 9,633
Debt plus Equity 15,331 16,179 17,445
Debt Ratio 48.8% 45.2% 44.8%
(in $Millions)

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
(2) Power includes Texas Non-recourse Debt
PSEG Consolidated ($Millions)
December 31, 2008 December 31, 2009 December 31, 2010
PSE&G Short-Term Debt 20 $                                 - $                                  - $
PSEG Money Pool Short-Term Debt -                                  530                                     64
Total Short-term Debt
20                                    530                                     64
Long-Term Debt
(1)
:
Power
(2)
3,183                               3,121                                  3,455
PSE&G 3,523                               3,571                                  4,283
Holdings 505                                  127                                     -
Parent / Services 249                                  (38)                                     10
Total Long-Term Debt 7,460                               6,781                                  7,748
Preferred Stock 80                                    80                                       -
Total Common Stockholders' Equity 7,771                               8,788                                  9,633
TOTAL CAPITALIZATION 15,331 $                          16,179 $                             17,445 $
December 31, 2008 December 31, 2009 December 31, 2010
Debt 7,480                               7,311                                  7,812
Preferred Stock 80                                    80                                       -
Total Common Stockholders' Equity 7,771                               8,788                                  9,633
Debt Plus Equity 15,331 $                          16,179 $                             17,445 $
Debt Ratio 48.8% 45.2% 44.8%

At the end of 2010, Power and Parent available
liquidity totals approximately $2.8 billion
PSEG will refinance credit facilities well ahead of scheduled expirations.
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Jun-12 $600 1 $0 $600
5-Year Credit Facility (Power) Dec-12 $1,600 2 $133 $1,467
2-Year Credit Facility (Power) Jul-11 $350 $0 $350
5-Year Bilateral - Credit Suisse (Power) Sep-15 $100 $90 $10
5-year Credit Facility (PSEG) Dec-12 $1,000 3 $77 $923
Total $3,650 $3,350
$0
PSE&G ST Investment $224
Total Liquidity Available
$3,574
Total Parent / Power Liquidity $2,750
1
PSE&G Facility reduced by $28 million in 6/2011
2
Power Facility reduced by $75 million in 12/2011
3
PSEG Facility reduced by $47 million in 12/2011
PSEG /
Power
PSEG Money Pool ST Investment

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,197MW
Owned Capacity:  1,197MW
License Expiration: 2026
Filed for license extension,
August 2009
Next Refueling 2012
Operated by PSEG Nuclear
Ownership: PSEG -- 57%,
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,337MW
Owned Capacity: 1,342MW
License Expiration: 2016 and 2020
Filed for license extension,
August 2009
Next Refueling
Unit 1 -- Fall 2011
Unit 2 – Spring 2011
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,245MW
Owned Capacity: 1,122MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – 2012
Unit 3 – Fall 2011
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet…
… is a critical element of Power’s success.

The forward PJM capacity market provides
an opportunity to recover costs…
… which is incorporated in the full requirements BGS rate.
Capacity Price per RPM Auction for PSEG Zone Capacity Price per BGS Tranche
2011-2012 110 $                   Three Year Average ($/MW-day) 168 $
2012-2013 154 $                   MW per Tranch (varies by EDC) ~120
2013-2014 240 $                   Days per Year 365
   Three Year Average ($/MW-day) 168 $               Capacity Cost per Tranche 7,358,400 $
MWh per Tranche
Energy MW per Tranche (varies by EDC) ~120
Hours per Year 8,760
Load Factor (varies by EDC) ~42%
MWh per Tranche 400,000
Capacity Cost per MWh 18 $

0%
25%
50%
75%
100%
2011 2012 2013
$0
$50
$100
$150
$200
$250
0%
25%
50%
75%
2011 2012 2013
$0
$10
$20
$30
$40
$50
$60
$70
$80
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of $5/MWh
PJM West around the clock price
change* (~$1/mmbtu gas change)
Contracted Capacity
Price
(right
scale)
* As of February 2011 assuming normal market commodity correlation and demand.
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.05 - $0.15 $0.20 - $0.40 $0.30 - $0.50
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
*

New Jersey Board of Public Utilities (BPU)
The Board of Public Utilities consists of five commissioners appointed by the Governor.  These appointees are
confirmed by the NJ Senate for six-year, staggered terms.
The Governor appoints one of the five to serve as
Commission President.  There are currently four
commissioners and one open position:
Lee A. Solomon, Commission President
Nicholas Asselta
Joseph L. Fiordaliso
Jeanne M. Fox
Stefanie Brand, Director of Rate Counsel, appointed
Acting Public Advocate

Key economic indicators forecast renewed
growth…
The New Jersey economy declined by 0.02%
from 2008 to 2010 and is anticipated to grow
2.4% from 2010 to 2013
New Jersey total non-farm employment
declined by 2.5% from 2008 to 2010 and is
expected to grow 1.2% from 2010 to 2013
Real personal income in New Jersey declined
by 0.9% from 2008 to 2010 and is expected
to increase 2.6% from 2010 to 2013
Single family housing starts declined 10.7%
from 2008 to 2010 and are expected to
increase ~24% from 2010 to 2013
…over 2010 to 2013 timeframe.
Source: HIS Global Insight January 2011 Forecast.
NJ Total Employment
3,700
3,800
3,900
4,000
4,100
2008 2010 2013
NJ Real Gross State Product
$420,000
$440,000
$460,000
$480,000
$500,000
2008 2010 2013
NJ Real Personal Income
$380,000
$400,000
$420,000
$440,000
2008 2010 2013
NJ Single Family Housing Starts
0
5
10
15
20
2008 2010 2013

PSEG Resources Leveraged Lease Portfolio
Lessee Equipment
12/31/10
Invested
($millions)
S&P
Credit
Rating*
REMA (Reliant) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (4,025 MW Total Capacity)
$325 B
Dynegy Holdings Danskammer & Roseton Generating Station (NY)  370
MW coal-fired and 1,200 MW oil/gas fired
267 CCC
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal-fired facilities (2,582 MW Total Capacity)
218 B-
Merrill Creek –
(PECO, MetEd,
Delmarva P&L)
Reservoir in NJ 126 BBB, BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (1,259 MW Capacity) 99 A+
US West/Qwest Qwest headquarters located in Denver, CO 109 BB
Renaissance Center GM headquarters located in Detroit, MI 40 BB-
Wal-Mart Portfolio of 27 WalMart stores 41 AA
E-D Centers Portfolio of 8 shopping centers 23 NR
Total Leveraged
Leases
$1,249

Pro-forma Adjustments, net of tax 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $           9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1)              (11)             14
Market Transition Charge Refund (PSE&G) (72)             -                -
Net Reversal of Lease Transaction Reserves (Energy Holdings) -                29              -
Lease Transaction Reserves (Energy Holdings) -                -                (490)
Asset Impairments -                -                (13)
Premium on Bond Redemption -                -                (1)
Total Pro-forma adjustments (27) $          27 $           (561) $
Fully Diluted Average Shares Outstanding (in Millions)
507            507            508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 0.09 $        0.02 $        (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) -             (0.02)          0.03
Market Transition Charge Refund (PSE&G) (0.14)          -             -
Net Reversal of Lease Transaction Reserves (Energy Holdings) -             0.05           -
Lease Transaction Reserves (Energy Holdings) -             -             (0.96)
Asset Impairments -             -             (0.03)
Premium on Bond Redemption -             -             -
Total Pro-forma adjustments (0.05) $       0.05 $        (1.10) $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings